SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) September 4, 1997


                           VIKING CAPITAL GROUP, INC.
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
                 (State or Other Jurisdiction of Incorporation)


         0-22744                                              87-0442090
 ----------------------                                ------------------------
 Commission File Number                                (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75252
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 ----------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

The undersigned registrant hereby amends Current Report on Form 8-K dated September 4, 1997 to include Items 7(a) and 7(b) as set forth in the attached pages.


Item 7(a) begins on page 1 following this signature page. Item 7(b) begins on page 8 following this signature page.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                          Viking Capital Group, Inc.


Date: November 18, 1997     /s/ William J. Fossen
                         ----------------------------
                               William J. Fossen
                               President, Chief Financial and
                               Accounting Officer

ITEM 7(a) - FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
            Audited Year End December 31, 1996 and Unaudited Period Ending June 30, 1997


                            FINANCIAL STATEMENTS AND
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


                         TRIPLE A ANNUITY MARKETING INC.


                          YEAR ENDED DECEMBER 31, 1996

                         TRIPLE A ANNUITY MARKETING INC.

                          Index to Financial Statements



                                                                         PAGE
                                                                         ----
Report of Independent Certified Public Accountants                         1

Financial Statements Triple A Annuity Marketing Inc.

   Balance Sheets                                                          2

   Statements of Operations                                                3

   Statements of Stockholders' Equity                                      4

   Statements of Cash Flows                                                5

   Notes to Financial Statements                                           6

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Shareholders
   Triple A Annuity Marketing Inc.

We have audited the accompanying balance sheet of Triple A Annuity Marketing Inc. as of December 31, 1996 and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triple A Annuity Marketing Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                                     KING GRIFFIN & ADAMSON P.C.

Dallas, Texas
October 24, 1997


                         TRIPLE A ANNUITY MARKETING INC.
                                 BALANCE SHEETS
                 June 30, 1997 (unaudited) and December 31, 1996



                                     ASSETS
                                     ------
                                                                                 (Unaudited)
                                                                                  June 30,         December 31,
                                                                                    1997                1996
                                                                                ------------       -------------
CURRENT ASSETS
   Cash                                                                         $     66,243       $    35,560

PROPERTY AND EQUIPMENT
   Equipment                                                                           5,745             4,446
   Automobile                                                                         31,000                 -

                                                                                      36,745             4,446
Less accumulated depreciation                                                         (4,648)             (882)
                                                                                 -----------       -----------

         Total property and equipment                                                 32,097             3,564
                                                                                 -----------       -----------

TOTAL ASSETS                                                                    $     98,340       $    39,124
                                                                                 ===========       ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
   Accounts payable                                                              $    28,478       $    15,952
   Accrued interest, related party                                                         -             1,750
   Obligation under capital lease, current portion                                     1,299                 -
   Note payable, related party                                                         7,525            17,500
   Current portion of note payable                                                     3,000                 -
                                                                                 -----------       -----------

         Total current liabilities                                                    40,302            35,202
                                                                                 -----------       -----------

LONG-TERM DEBT
   Note payable                                                                       10,750                 -
                                                                                 -----------       -----------

         Total liabilities                                                            51,052            35,202

SHAREHOLDERS' EQUITY
   Common stock (no par value, 100,000 shares authorized,
      200 shares issued and outstanding)                                                 100               100
   Retained earnings                                                                  47,188             3,822
                                                                                 -----------       -----------

         Total shareholders' equity                                                   47,288             3,922
                                                                                 -----------       -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $     98,340      $     39,124
                                                                                 ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                         TRIPLE A ANNUITY MARKETING INC.
                            STATEMENTS OF OPERATIONS
                 Six months ended June 30, 1997 (unaudited) and
                          Year ended December 31, 1996


                                                  (Unaudited)
                                                  Six months
                                                     ended          Year ended
                                                   June 30,        December 31,
                                                     1997               1996
                                                 ------------      -----------

REVENUE                                          $   113,019      $    195,503

COSTS AND EXPENSES
   Selling                                             6,403            42,672
   General and administrative                         52,979            83,166
                                                ------------      ------------

                                                      59,382           125,838
                                                ------------      ------------

Income from operations                                53,637            69,665
                                                ------------      ------------

OTHER INCOME (EXPENSES)
   Interest expense                                     (380)           (1,750)
                                                ------------      ------------

NET INCOME                                      $     53,257      $     67,915
                                                ============      ============







The accompanying notes are an integral part of these financial statements.


                         TRIPLE A ANNUITY MARKETING INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 Six months ended June 30, 1997 (unaudited) and
                          Year ended December 31, 1996




                                                                Common            Retained
                                                                 Stock            Earnings             Total
                                                            -------------        -----------      ------------
Balance, January 1, 1996                                    $         100     $            -     $         100

Net income                                                              -             67,915            67,915

Shareholder distributions                                               -            (64,093)          (64,093)
                                                             ------------       ------------      ------------

Balance, December 31, 1996                                            100              3,822             3,922

Net income (unaudited)                                                  -             53,257            53,257

Shareholder distributions (unaudited)                                   -             (9,891)           (9,891)
                                                             ------------       ------------      ------------

Balance, June 30, 1997 (unaudited)                          $         100     $       47,188     $      47,288
                                                             ============      =============      ============


The accompanying notes are an integral part of these financial statements.


                         TRIPLE A ANNUITY MARKETING INC.
                            STATEMENTS OF CASH FLOWS
                 Six months ended June 30, 1997 (unaudited) and
                          Year ended December 31, 1996


                                                                                 (Unaudited)
                                                                                 Six months
                                                                                    ended            Year ended
                                                                                  June 30,          December 31,
                                                                                    1997                1996
                                                                                ------------      -------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                 $     53,257      $      67,915
     Adjustments to reconcile net income
        to net cash provided by operating activities:
          Depreciation                                                                 3,766                882
          Change in:
            Accounts payable and accrued expenses                                     10,776             17,702
                                                                                ------------      -------------

Net cash provided by operating activities                                             67,799             86,499
                                                                                ------------      -------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of property and equipment                                             (31,000)            (4,446)
                                                                                ------------      -------------

Net cash used in investing activities                                                (31,000)            (4,446)
                                                                                ------------      -------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from notes payable to related party                                          -             17,500
     Principal payment on note payable to related party                               (9,975)                 -
     Proceeds from note payable                                                       13,750                  -
     Shareholder distributions                                                        (9,891)           (64,093)
                                                                                ------------      -------------

Net cash used in financing activities                                                 (6,116)           (46,593)
                                                                                ------------      -------------

INCREASE IN CASH                                                                      30,683             35,560

Beginning cash                                                                        35,560                100
                                                                                ------------      -------------

Ending cash                                                                     $     66,243      $      35,560
                                                                               =============      =============


SUPPLEMENTAL INFORMATION
     Cash paid for interest                                                     $      2,130      $           -
                                                                               =============      =============



The accompanying notes are an integral part of these financial statements.

                         TRIPLE A ANNUITY MARKETING INC.
                          NOTES TO FINANCIAL STATEMENTS
                 June 30, 1997 (unaudited) and December 31, 1996

Triple A Annuity Marketing Inc. (the "Company") is a national life and health insurance marketing agency or managing general agency. The Company was incorporated on July 14, 1995 and commenced business in 1996. It's primary office is in Arizona. The Company recruits agents and agencies nationwide. Triple A currently utilizes approximately 3,000 agents in approximately 45 states to sell products for various insurance companies. The primary product of Triple A is a combination of universal life and long term care annuities. Triple A also sells group health insurance.

Commissions (revenues) to Triple A are based upon a percentage of the premium (sales) dollars placed with an insurance company. These premiums/sales are generated by Triple A's agents. Triple A has contracted with these various insurance companies to pay commissions to their agents directly and thereby receives a "net" commission rather than a "gross" commission.


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all cash on hand and in banks, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less when purchased to be cash and cash equivalents.

Property and Equipment

Property and equipment is carried at cost. Depreciation for financial statement purposes is computed using the straight-line method over the estimated useful life of the asset of five years. Depreciation for Federal income tax reporting purposes is calculated using statutory rates with corresponding statutory lives.

Maintenance and repairs are charged to expense as incurred. Major renewals and betterments are capitalized.

Advertising Costs

Advertising costs are charged to operations as incurred. Advertising costs charged to expense in 1996 totaled $5,104.

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes the stockholders of an S corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Unaudited Period

The financial information as of June 30, 1997 and for the six months ended June 30, 1997 is unaudited. In the opinion of management, such information contains all adjustments, consisting of normal recurring adjustments, necessary for fair presentation of the results of such period. The results of operations for the interim period is not necessarily indicative of the results of operations for the full fiscal year.

Use of Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could vary from the estimates that were used.

                         TRIPLE A ANNUITY MARKETING INC.
                          NOTES TO FINANCIAL STATEMENTS
                 June 30, 1997 (unaudited) and December 31, 1996



NOTE B - RELATED PARTY TRANSACTIONS

At December 31, 1996, the Company owed an officer $17,500 under a note agreement. The note is unsecured, due on demand, and bears interest at 10%. Interest expense of $1,750 was recognized under the agreement and remains payable at year end.

The Company shares office space with a company under common control. The Company is not the lessee under the lease agreement but under a verbal agreement has sub-leased the space on a month to month basis. Total rent paid to the related company under this arrangement totaled $9,364 for the year ended December 31, 1996.


NOTE C - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments" requires disclosure about the fair value of financial assets and liabilities for which it is practicable to estimate. Current financial assets and liabilities and notes payable are all carried at amounts that approximate their fair values.


NOTE D - SUBSEQUENT EVENTS

On September 4, 1997, the Company was acquired in a stock-for-stock transaction by Viking Capital Group, Inc. ("Viking"). Viking exchanged 500,000 of its shares for 100% of the outstanding shares of the Company. In conjunction with this transaction, the Company's tax status was changed from an S-corporation to a C-corporation.

The Agreement provides that the acquiree may rescind the stock for stock agreement one year from the closing (September 4, 1997) should the trading price
(Bid) of the Company's Common Stock not equal or exceed $3.00 per share.

NOTE E - CONCENTRATIONS

The Company conducts business under contractual arrangements with three insurance companies. The loss of any one of these arrangements could have a significant impact on the Company's results of operations. However, the risk of loss is reduced by the large commission base of individual policyholders.


NOTE F - NOTE PAYABLE (Unaudited

Note payable at June 30, 1997 consists of a note payable to bank which is due in monthly installments of $326, bears interest at 10.95%, and is collateralized by an automobile. The note matures in January, 2002. Annual future principle payments under the agreement are as follows for the years ended June 30:

                                1998               $   3,000
                                1999                   2,757
                                2000                   3,074
                                2001                   3,429
                                2002                   1,490
                                                    --------
                                                   $  13,750

ITEM 7(b) - PROFORMA FINANCIAL INFORMATION
            Year Ended December 31, 1996 and Period Ended June 30, 1997


                           VIKING CAPITAL GROUP, INC.
              Unaudited Pro Forma Consolidated Financial Statements



Introductory Paragraph
----------------------

In September, 1997, Viking Capital Group, Inc. ("Viking") completed a stock-for-stock acquisition of Triple A Annuity Marketing Inc. ("Triple A"). Triple A was incorporated in 1995 and began operations in 1996. Viking's acquisition of Triple A was treated as an equity investment in an unconsolidated subsidiary. In July 1997, Viking completed a stock-for-stock acquisition of N.I.A.I. Insurance Administrators, Inc. ("NIAI"). This acquisition was also accounted for as a pooling of interests. Through June 30, 1997, NIAI has had no revenue or expenses.

The pro forma unaudited consolidated balance sheet at June 30, 1997 gives effect to the acquisition of Triple A using the equity method as if it had occurred on that date. The investments in subsidiary has been recorded at the net equity of Triple A. The pro forma unaudited statements of operations for the six month period ended June 30, 1997 and the year ended December 31, 1996 reflect the results of operations of Viking and the equity income interest in the unconsolidated subsidiary, Triple A. Due to the provisions of an employment contract, Triple A's historical net income is assumed to be offset with officer salary for proforma purposes. As a result, Viking's equity interest in the proforma net income of Triple A is zero.


The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates specified, nor is it necessarily indicative of the future results of the consolidated entities. The unaudited consolidated pro forma financial statements should be read in conjunction with historical financial statements of the Company.

The transaction was accounted for under the equity method as it is unclear whether control of the subsidiary will be permanent.



                           VIKING CAPITAL GROUP, INC.
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1997


                                                           Historical
                                           -------------------------------------------      Pro Forma
                                              Viking        Triple A           NIAI         Adjustments       Total
                                           -----------     -----------     -----------                     -----------
CURRENT ASSETS
    Cash                                   $    11,832     $         -     $         -                     $    11,832
    Notes and accounts receivable
       and accrued interest                     77,241               -               -                          77,241
    Prepaid expenses                            22,075               -               -                          22,075
                                           -----------     -----------     -----------                     -----------

       Total current assets                    111,148               -               -                         111,148

    Total property and equipment, net           99,133               -          10,000                         109,133

       Other Assets
         Investment in subsidiary                    -               -               -        34,800(a)         34,800
         Other Assets                           31,767               -               -             -            31,767
                                             -----------     -----------     -----------                     -----------
         Total other assets                      31,767              -               -             -            66,567

TOTAL ASSETS                              $     242,048              -     $   10,000                      $   286,848
                                             ==========      ==========      ==========                      ==========

CURRENT LIABILITIES
    Accounts payable and accrued
       expenses                            $    78,681               -    $          -                     $    78,681
    Accrued payroll and payroll taxes          353,475               -               -                         353,475
    Notes payable                              696,732               -               -                         696,732
    Notes payable to related parties            58,760               -               -                          58,760
                                              -----------     -----------     -----------                     -----------

       Total current liabilities             1,187,648               -               -                       1,187,648

LONG-TERM DEBT
   Obligation under capital lease              93,546                -               -                          93,546
                                           -----------     -----------     -----------                     -----------

TOTAL LIABILITIES                            1,281,194               -               -                       1,281,194
                                           -----------     -----------     -----------                     -----------

STOCKHOLDERS' DEFICIT
    Common stock                                14,323               -             200           500            15,032
    Common stock Class B                           100               -               -                             100
    Additional paid-in capital               3,341,626               -           9,800        34,300(a)      3,385,726
    Retained earnings (accumulated deficit) (4,388,789)              -               -                      (4,388,789)
                                           -----------     -----------     -----------                     -----------

    Less treasury stock                         (6,406)              -          10,000                          (6,406)
                                           -----------     -----------     -----------                     -----------

    Total stockholders' deficit             (1,039,146)              -          10,000                        (994,346)
                                           -----------     -----------     -----------                     -----------

TOTAL LIABILITIES AND
    STOCKHOLDERS' DEFICIT                  $   242,048               -    $     10,000                     $   286,848
                                            ==========      ==========      ==========                      ==========

(a) To reflect the investment in subsidiary accounted for under the equity method.



                           VIKING CAPITAL GROUP, INC.
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Six months ended June 30, 1997



                                                           Historical
                                           -------------------------------------------      Pro Forma
                                              Viking        Triple A           NIAI         Adjustments       Total
                                           -----------     -----------     -----------      -----------    -----------
Revenue                                    $         -     $         -     $         -      $         -    $         -

Cost and Expenses
   Selling expenses                                  -               -               -                -              -
   General and administrative                  558,004               -               -                -        558,004
                                            ----------      ----------      ----------       ----------     ----------

Total Costs and Expenses                       558,004               -               -                -        558,004

Income (loss) from operations                 (558,004)              -               -                -       (558,004)

Other Income (Expense)
   Interest income                               5,168               -               -                -          5,168
   Interest expense                            (41,189)              -               -                -        (41,189)
   Investment income                                 -               -               -                -            -0-(a)
                                            ----------      ----------      ----------       ----------     ----------

Total Other Income (Expense)                   (36,021)              -               -                -        (36,021)

Income (loss) before income taxes             (594,025)              -               -                -       (594,025)

Income tax provision                                 -               -               -                -              -
                                            ----------      ----------      ----------       ----------     ----------

Net income (loss)                          $  (594,025)    $         -     $         -      $         -    $  (594,025)
                                            ==========      ==========      ==========       ==========     ==========

Loss per common share
   Loss per common share                   $      (.04)                                                    $     (.039)
   Loss per common share
      assuming full dilution               $      (.04)                                                    $     (.039)

Weighted average common shares
   outstanding                              14,177,208                                                      14,877,208







(a) Assumed equityinterest in unconsolidated subsidiary's pro forma net income.
                                                                              10


                           VIKING CAPITAL GROUP, INC.
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year ended December 31, 1996



                                                           Historical
                                           -------------------------------------------         Pro Forma
                                              Viking        Triple A           NIAI         Adjustments       Total
                                           -----------     -----------     -----------      -----------    -----------
Revenue                                    $   273,925     $         -     $         -      $         -    $   273,925

Cost and Expenses
   Selling expenses                             12,923               -               -                          12,923
   General and Administrative                1,218,774               -               -                -      1,218,774
                                            ----------      ----------      ----------       ----------     ----------
Total Costs and Expenses                     1,231,697               -               -                -      1,231,697

Income (loss) from operations                 (957,772)              -               -                -       (957,772)

Other Income (Expense)
   Interest income                               7,294               -               -                -          7,294
   Interest expense                            (28,746)              -               -                -        (28,746)
   Other                                        (1,332)              -               -                -         (1,332)
   Investment income                                 0                               -              -0-(a)           -
                                            ----------      ----------      ----------       ----------     ----------

Total Other Income (Expense)                   (22,784)              -               -                -        (22,784)

Income (loss) before income taxes             (980,556)              -               -                -       (980,556)

Income tax provision                                 -               -               -                -              -
                                            ----------      ----------      ----------       ----------     ----------

Net income (loss)                          $  (980,556)    $         -    $          -                -    $  (980,556)
                                            ==========      ==========      ==========       ==========     ==========

Loss per common share
   Loss per common share                   $      (.07)                                                    $     (.069)
   Loss per common share
      assuming full dilution               $      (.07)                                                    $     (.069)

Weighted average common shares
   outstanding                              13,353,520                                                      14,053,520











(a) Assumed equity interest in unconsolidated subsidiary's pro forma net income.

                                                                              11